Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

As of June 30, 2022

FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking statements” within the meaning of the federal securities laws that involve risks and uncertainties, many of which are beyond our control. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Quarterly Report on Form 10-Q. Forward-looking statements relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, financial condition, liquidity, capital resources, cash flows, dividends, results of operations and other financial and operating information. When used in this presentation, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “should,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

The forward-looking statements contained in this presentation are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to it and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to the factors, risks and uncertainties described in the Annual Report on Form 10-K, as filed March 30, 2022 (“Annual Report”) and the Company’s Quarterly Report on Form 10-Q filed with the SEC on the date hereof (“Quarterly Report”), changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the “Risk Factors” section of the Annual Report and the Quarterly Report, many of which are beyond our control. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

COMPANY OVERVIEW

Corporate Information
Headquarters	San Diego, CA
Founded	1999
Key Geographies	CA, CO, ND, TX & MD
Employees	18

●	Presidio Property Trust, Inc. (“Presidio” or the “Company”) was founded in 1999 as NetREIT
●	Presidio is an internally managed real estate company focused on commercial real estate opportunities in often overlooked and regionally dominant markets	Portfolio Summary (Number / Square Footage)
		Office	8 properties / 605,763 sq. ft.
●	The Company acquires, owns, and manages office and industrial real estate assets in markets with strong demographic and economic drivers with attractive going-in cap rates	Retail	3 properties / 65,242 sq. ft.
		Industrial	1 property / 150,030 sq. ft.
		Model Homes (1)	5 funds / 82 homes

●	Presidio’s commercial portfolio currently includes 12 commercial properties with a book value of approximately $94 million

●	In addition to its commercial real estate holdings, Presidio generates fees and rental income from affiliated entities, which manage and/or own a portfolio of model homes (1)	Portfolio Value & Debt
		Book Value	$125.5 million (2)
		Existing Secured Debt	$94.7 million

(1) The Company holds partial ownership interests in several entities which own model home properties (2) Includes book value of model homes

COMMERCIAL PORTFOLIO

($ in000’s) Property Location	Sq., Ft.	Date Acquired	Year Property Constructed	Purchase Price (1)	Occupancy	Percent Ownership	Mortgage On property
Office/Industrial Properties:
Genesis Plaza, San Diego, CA (2)	57,807	08/10	1989	10,000	86%	76.4%	6,112
Dakota Center, Fargo, ND	119,184	05/11	1982	9,575	73%	100.0%	9,561
Grand Pacific Center, Bismarck, ND (3)	93,000	03/14	1976	5,350	57%	100.0%	3,559
Arapahoe Center, Colorado Springs, CO	79,023	12/14	2000	11,850	100%	100.0%	7,687
West Fargo Industrial, West Fargo, ND	150,099	08/15	1998/2005	7,900	98%	100.0%	4,090
300 N.P., West Fargo, ND	34,517	08/15	1922	3,850	70%	100.0%	0
One Park Centre, Westminster CO	69,174	08/15	1983	9,150	76%	100.0%	6,220
Shea Center II, Highlands Ranch, CO	121,306	12/15	2000	25,325	93%	100.0%	17,363
Baltimore, Baltimore, MD	31,752	12/21	2006	8,685	100%	100.0%	5,670
Total Office/Industrial Properties	755,862			$91,685	84%		$60,262

Retail Properties:
Union Town Center, Colorado Springs, CO	44,042	12/14	2003	11,212	85%	100.0%	8,100
Research Parkway, Colorado Springs, CO	10,700	08/15	2003	2,850	100%	100.0%	1,667
Mandolin, Houston, TX	10,500	08/21	2021	4,892	100%	61.3%	3,665
Total Retail Properties	65,242			$18,954	95%		$9,827

	821,104			$110,639	86%		$73,704

(1)	Prior to January 1, 2009, “Purchase Price” includes our acquisition related costs and expenses for the purchase of the property. After January 1, 2009, acquisition related costs and expenses were expensed when incurred until ASU 2017-01 was adopted by the Company in 2017. Since then, acquisition related costs for real estate acquisitions that do not meet the definition of a business, are capitalized.

(2)	Genesis Plaza is owned by two tenants-in-common, each of which own 57% and 43%, respectively, and we beneficially own an aggregate of 76.4%, based on our ownership percentages of each tenant-in-common.

(3)	Property held for sale as of June 30, 2022.

MODEL HOMES PORTFOLIO

Region	No. of Properties	Aggregate Square Feet	Approximate % Of Aggregate Square Feet	Current Annual Base Rent	Approximate % Of Aggregate Annual Rent	Purchase Price	Current Mortgage Balance
Southwest	79	242,419	96.1%	$2,329,920	94.4%	$31,948,409	$20,261,153
Northeast	2	6,153	2.4%	80,844	3.3%	898,250	297,087
Midwest	1	3,663	1.5%	57,420	2.2%	638,000	388,882
Total	82	260,144	100.0%	$2,554,356	100.0%	$33,484,659	$20,947,122

CONSOLIDATED BALANCE SHEET

	June 30,	December 31,
	2022	2021
	(Unaudited)
ASSETS
Real estate assets and lease intangibles:
Land	$17,836,329	$21,136,379
Buildings and improvements	115,053,575	119,224,375
Tenant improvements	12,184,676	12,752,518
Lease intangibles	4,110,139	4,110,139
Real estate assets and lease intangibles held for investment, cost	149,184,719	157,223,411
Accumulated depreciation and amortization	(30,368,624)	(30,589,969
Real estate assets and lease intangibles held for investment, net	118,816,095	126,633,442
Real estate assets held for sale, net	6,679,654	11,431,494
Real estate assets, net	125,495,749	138,064,936
Cash, cash equivalents and restricted cash	21,066,945	14,702,089
Deferred leasing costs, net	1,137,233	1,348,234
Goodwill	2,423,000	2,423,000
Other assets, net	3,876,429	4,658,504
Investments held in Trust (see Notes 2 & 9)	135,096,767	—
TOTAL ASSETS	$289,096,123	$161,196,763
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$89,432,732	$87,324,319
Mortgage notes payable related to properties held for sale, net	4,500,502	1,535,513
Mortgage notes payable, total net	93,933,234	88,859,832
Accounts payable and accrued liabilities	3,895,445	4,569,537
Accounts payable and accrued liabilities of SPAC (see Notes 2 & 9)	4,774,808	15,499
Accrued real estate taxes	953,277	1,940,913
Dividends payable preferred stock	179,685	179,685
Lease liability, net	61,518	75,547
Below-market leases, net	45,685	73,130
Total liabilities	103,843,652	95,714,143
Commitments and contingencies (Note 2 & 9)
SPAC Class A common stock subject to possible redemption; 13,225,000 shares (at $10.20 per share), net of issuance cost of approximately $6,400,000	128,636,719	—
Equity:
Series D Preferred Stock, par value per share; 1,000,000 shares authorized; 920,000 shares issued and outstanding (liquidation preference $25.00 per share) as of June 30, 2022 and December 31, 2021, respectively	9,200	9,200
Series A Common Stock, $0.01 par value per share, shares authorized: 100,000,000; 11,793,757 shares and 11,599,720 shares were issued and outstanding at June 30, 2022 and December 31, 2021, respectively	117,938	115,997
Additional paid-in capital	183,126,885	186,492,012
Dividends and accumulated losses	(135,754,642)	(130,947,434
Total stockholders’ equity before noncontrolling interest	47,499,381	55,669,775
Noncontrolling interest	9,116,371	9,812,845
Total equity	56,615,752	65,482,620
TOTAL LIABILITIES AND EQUITY	$289,096,123	$161,196,763

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2021	2022	2021
Revenues:
Rental income	$4,188,076	$4,553,798	$8,640,394	$10,031,021
Fees and other income	132,784	292,785	253,607	484,316
Total revenue	4,320,860	4,846,583	8,894,001	10,515,337
Costs and expenses:
Rental operating costs	1,348,083	1,485,815	2,931,556	3,324,738
General and administrative	1,214,005	1,344,770	2,797,696	2,882,036
Depreciation and amortization	1,316,193	1,368,209	2,655,418	2,797,143
Impairment of real estate assets	—	—	—	300,000
Total costs and expenses	3,878,281	4,198,794	8,384,670	9,303,917
Other income (expense):
Interest expense-mortgage notes	(1,085,860)	(1,207,036)	(2,103,573)	(2,512,057)
Interest expense - note payable	—	—	—	(279,373)
Interest and other (expense), net	93,128	(20,657)	166,733	(53,443)
Gain on sales of real estate, net	1,227,484	2,594,341	2,750,269	1,433,014
Gain on extinguishment of government debt	—	—	—	10,000
Income tax expense	(259,285)	(238,701)	(524,524)	(288,899)
Total other income (expense), net	(24,533)	1,127,947	288,905	(1,690,758)
Net income (loss)	418,046	1,775,736	798,236	(479,338)
Less: Income attributable to noncontrolling interests	(709,202)	(925,697)	(1,917,878)	(1,332,305)
Net income (loss) attributable to Presidio Property Trust, Inc. stockholders	$(291,156)	$850,039	$(1,119,642)	$(1,811,643)
Less: Preferred Stock Series D dividends	(539,056)	(95,836)	(1,078,111)	(95,836)
Less: Series A Warrant dividend	—	—	(2,456,512)	—
Net income (loss) attributable to Presidio Property Trust, Inc. common stockholders	$(830,212)	$754,203	$(4,654,265)	$(1,907,479)

Net income (loss) per share attributable to Presidio Property Trust, Inc. common stockholders:
Basic & Diluted	$(0.07)	$0.08	$(0.39)	$(0.20)

Weighted average number of common shares outstanding - basic & diluted	11,799,689	9,508,363	11,786,741	9,508,363

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net income (loss)	$798,236	$(479,338)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	2,655,418	2,797,143
Stock compensation	568,701	582,199
Bad debt expense	13,416	—
Gain on sale of real estate assets, net	(2,750,269)	(1,433,014)
Gain on extinguishment of government debt	—	(10,000)
Net change in fair value marketable securities	156,891	19,785
Impairment of real estate assets	—	300,000
Amortization of financing costs	125,850	371,201
Amortization of above-market leases	—	36,055
Amortization of below-market leases	(27,445)	(34,450)
Straight-line rent adjustment	(46,305)	(170,554)
Changes in operating assets and liabilities:
Other assets	317,942	246,728
Accounts payable and accrued liabilities	(1,284,696)	(938,461)
Accrued real estate taxes	(987,636)	(1,607,985)
Net cash used in operating activities	(459,897)	(320,691)
Cash flows from investing activities:
Real estate acquisitions	(4,646,330)	(2,851,800)
Additions to buildings and tenant improvements	(832,990)	(332,508)
Investment in marketable securities	(661,247)	(756,178)
Proceeds from sale of marketable securities	1,111,608	63,456
Investment of SPAC IPO proceeds into Trust Account	(134,895,000)	—
Additions to deferred leasing costs	(35,864)	(73,491)
Proceeds from sales of real estate, net	18,839,913	44,335,436
Net cash provided by (used in) investing activities	(121,119,910)	40,384,915
Cash flows from financing activities:
Proceeds from mortgage notes payable, net of issuance costs	12,590,235	8,003,807
Repayment of mortgage notes payable	(7,361,659)	(38,077,499)
Repayment of note payable	—	(7,675,598)
Payment of deferred offering costs	(3,201,266)	(214,982)
Distributions to noncontrolling interests, net	(2,614,352)	(2,779,096)
Proceeds from initial public offering of SPAC	132,250,000	—
Issuance of Preferred Stock Series D, net of offering costs	—	20,489,803
Repurchase of common stock, at cost	(30,729)	—
Dividends paid to preferred stockholders	(1,078,112)	—
Dividends paid to common stockholders	(2,609,454)	(2,008,184)
Net cash provided by (used in) financing activities	127,944,663	(22,261,749)
Net increase (decrease) in cash equivalents and restricted cash	6,364,856	17,802,475
Cash, cash equivalents and restricted cash - beginning of period	14,702,089	11,540,917
Cash, cash equivalents and restricted cash - end of period	$21,066,945	$29,343,392
Supplemental disclosure of cash flow information:
Interest paid-mortgage notes payable	$1,971,942	$2,400,367
Interest paid-notes payable	$—	$103,861
Non-cash financing activities:
Unpaid deferred financing costs	$—	$35,000
Deferred offering cost SPAC, underwriting commission payable	$4,628,750	$—
Dividends payable - Preferred Stock Series D	$179,685	$95,836

EBITDAre RECONCILIATION

	For the Three Months Ended		For the Six Months Ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(830,212)	$754,203	$(4,661,678)	$(1,907,479)
Adjustments:
Interest Expense	1,085,860	1,207,036	2,103,573	2,791,430
Depreciation and Amortization	1,302,470	1,370,824	2,627,973	2,798,748
Asset Impairments	—	—	—	300,000
Net Loss on Sales of RE	(1,227,484)	(2,594,341)	(2,750,269)	(1,433,041)
Gain Extinguishment of Government Debt	—	—	—	(10,000)
Income Taxes	259,285	238,701	516,487	288,899

EBITDAre	$589,919	$976,423	$(2,163,914)	$2,828,584

FFO AND CORE FFO RECONCILIATION

	For the Three Months Ended		For the Six Months Ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(830,212)	$754,203	$(4,654,265)	$(1,907,479)
Adjustments:
Income attributable to noncontrolling interests	709,202	925,697	1,917,878	1,332,305
Depreciation and amortization	1,316,193	1,368,209	2,655,418	2,797,143
Amortization of above and below market leases, net	(13,722)	2,615	(27,445)	1,605
Impairment of real estate assets	—	—	—	300,000
Loss (gain) on sale of real estate assets, net	(1,227,484)	(2,594,341)	(2,750,269)	(1,433,014)
FFO	$(46,023)	$456,383	$(2,858,683)	$1,090,560
Restricted stock compensation	287,719	280,652	568,700	582,199
Series A Warrant Dividend	—	—	2,456,512	—
Core FFO	$241,696	$737,035	$166,529	$1,672,759

Weighted average number of common shares outstanding - basic and diluted	11,799,689	9,508,363	11,786,741	9,508,363

Core FFO / Wgt Avg Share	$0.02	$0.08	$0.01	$0.18

SEGMENT DATA

DEFINITIONS – NON-GAAP MEASUREMENTS

EBITDAre - EBITDAre is defined by NAREIT as earnings before interest, taxes, depreciation, and amortization, gain or loss on disposal of depreciated assets, and impairment write-offs.

Funds from Operations (“FFO”) – The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO, a non-GAAP measure, as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

However, because FFO excludes depreciation and amortization as well as the changes in the value of the Company’s properties that result from use or market conditions, each of which have real economic effects and could materially impact the Company’s results from operations, the utility of FFO as a measure of the Company’s performance is limited. In addition, other REITs may not calculate FFO in accordance with the NAREIT definition as the Company does, and, accordingly, the Company’s FFO may not be comparable to other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of the Company’s performance.

Core Funds from Operations (“Core FFO”) – We calculate Core FFO, a non-GAAP measure, by using FFO as defined by NAREIT and adjusting for certain other non-core items. We also exclude from our Core FFO calculation acquisition costs, loss on early extinguishment of debt, changes in the fair value of the earn-out, changes in fair value of contingent consideration, non-cash warrant dividends and the amortization of stock-based compensation.

We believe Core FFO provides a useful metric in comparing operations between reporting periods and in assessing the sustainability of our ongoing operating performance. Other equity REITs may calculate Core FFO differently or not at all, and, accordingly, the Company’s Core FFO may not be comparable to such other REITs’ Core FFO.